Exhibit 99.1

Cycurion, Inc. Adjourns Special Meeting of Stockholders Until March 19, 2026

MCLEAN, Va., Feb. 26, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a trusted leader in IT cybersecurity solutions, today adjourned its special meeting of stockholders (the “Special Meeting”) until Thursday, March 19, 2026 at 12:00 p.m. Eastern Time in order to provide Cycurion stockholders with additional time to cast their votes. The Special Meeting was originally scheduled for today; however, the number of votes cast was less than the number of shares required to constitute a quorum for the Special Meeting.

The purpose of the Special Meeting is for Cycurion stockholders to approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 3,314,920 shares of the Company’s common stock upon the exercise of certain common stock purchase warrants issued in connection with our private placement that closed on December 5, 2025, that may be equal to or exceed 20% of our outstanding shares of common stock immediately prior to such offering. The proposals to be voted on by the Cycurion stockholders at the adjourned Special Meeting are more fully described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 2, 2026.

The record date for the Special Meeting remains January 21, 2026 and will apply to the reconvened Special Meeting on March 19, 2026. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked. Stockholders who have previously submitted their proxy or otherwise voted need not take any action. For stockholders who have not yet cast their votes, Cycurion encourages them to vote their shares now. Instructions for how to vote by proxy at the meeting, even if a stockholder is unable to attend the meeting, are included in the definitive proxy statement. For more information on how to vote, please contact Cycurion’s proxy solicitor, D.F. King & Co., Inc.

About Cycurion

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the SEC. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com
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